Statement of Additional Information Supplement dated June 30, 2010
The purpose of this supplement is to provide you with changes to the current Statement of Additional Information for the Fund listed below:
Invesco Prime Income Trust Fund
The following information replaces in its entirety the sixth and seventh paragraphs under the heading “The Trust and its Adviser and Administrator”:
Investment decisions for the Trust are made by the investment management team at Invesco Senior Secured Management, Inc. (Invesco Senior Secured). Current members of the team jointly and primarily responsible for the day-to-day management of the Trust’s portfolio are Jinny Kim, Thomas Ewald and Greg Stoeckle.
Ms. Kim has been associated with Invesco Senior Secured and/or its affiliates since 2010 and began managing the Trust in June 2005. From 1999-2010 and prior to joining Invesco Senior Secured, Ms. Kim was an Executive Director with Morgan Stanley. Mr. Ewald has been responsible for the Trust since 2010 and has been associated with Invesco Senior Secured and/or its affiliates since 2000. Mr. Stoeckle has been responsible for the Trust since 2010 and has been associated with Invesco Senior Secured and/or its affiliates since 1999.
The following information replaces in its entirety the first and second paragraphs under the heading “Additional Information — Trust Management — Other Accounts Managed by the Portfolio Managers”:
“As of September 30, 2009:
Jinny Kim managed two registered investment companies with a total of approximately $718.8 million in assets; four pooled investment vehicles other than registered investment companies with a total of approximately $408.9 million in assets; and no other accounts.
As of May 31, 2010:
Thomas Ewald managed 1 registered investment companies with a total of approximately $680.7 million in assets; 1 pooled investment vehicles other than registered investment companies with a total of approximately $962.7 million in assets; and 1 other account with a total of approximately $433.4 million in assets.
Gregory Stoeckle managed 1 registered investment companies with a total of approximately $680.7 million in assets; 20 pooled investment vehicles other than registered investment companies with a total of approximately $8,207.4 million in assets; and 1 other account with a total of approximately $1,012.2 million in assets.”
The following information replaces in its entirety the information under the heading “Additional Information — Securities Ownership of Portfolio Managers”:
“As of September 30, 2009, the dollar range of securities beneficially owned by each Portfolio Manager was as follows:

Jinny Kim:	None (1)

Thomas Ewald:	None (2)
Gregory Stoeckle	None (2)

(1)	In addition, the portfolio manager has made investments in one or more other mutual funds managed by the same portfolio management team pursuant to a similar strategy.

(2)	Mr. Ewald and Mr. Stoeckle began serving as portfolio managers of Invesco Prime Income Trust on June 25, 2010. Information for Mr. Ewald and Mr. Stoeckle has been provided as of May 31, 2010.”
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE